UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2004


                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                   0-19171                        91-1463450
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(State or other jurisdiction of     (Commission                 (I.R.S. Employer
incorporation or organization)      File Number)             Identification No.)


                   22021 - 20th Avenue S.E., Bothell, WA       98021
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               (Address of principal executive offices)      (Zip code)


                                 (425) 485-1900
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              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
 (Former name, former address and former fiscal year, if changed since last report)

ITEM 12.     Results of Operations and Financial Condition

             On January 29, 2004, Lilly ICOS LLC, our 50/50 joint venture with Eli Lilly and Company, which is marketing Cialis(R) (tadalafil) for the treatment of erectile dysfunction, issued a press release announcing its financial results for the quarter ended December 31, 2003. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.


                                    SIGNATURE


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             ICOS CORPORATION


Date:  January 29, 2004      By:  /S/ MICHAEL A. STEIN
       ----------------           --------------------
                                  Michael A. Stein
                                  Vice President and Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit No.                Description

99 Press Release of Lilly ICOS LLC dated January 29, 2004, reporting Lilly ICOS' financial results for the quarter ended December 31, 2003.